UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


--------------------------------------------------------------------------------

                                    FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                    DATE OF REPORT: JUNE 5, 2003                                    COMMISSION FILE NO. 1-12785
          (DATE OF EARLIEST EVENT REPORTED: JUNE 4, 2003)


                       NATIONWIDE FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                              DELAWARE                                                  31-1486870
   (State or other jurisdiction of incorporation or organization)          (I.R.S. Employer Identification No.)
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                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                                 (614) 249-7111
                   (Address, including zip code, and telephone
             number, including area code, of Registrant's principal
                               executive offices)





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ITEM 5. OTHER EVENTS.


     On June 4, 2003, Nationwide Financial Services, Inc. (NFS) issued a press release reporting the separation of the roles of Chairman and Chief Executive Officer. Concurrently, NFS announced the election of Arden L. Shisler to a one-year term as Chairman of the Board of Directors of NFS. W.G. Jurgensen retained the title of Chief Executive Officer.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (c)  Exhibits.

               Exhibit 99.1 Press release dated June 4, 2003 reporting the separation of the roles of Chairman and Chief Executive Officer and the election of Arden L. Shisler to a one-year term as Chairman of the Board of Directors of NFS.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                                          NATIONWIDE FINANCIAL SERVICES, INC.
                                                          (Registrant)


Date:  June 5, 2003                                       /s/  Mark R. Thresher
                                                          ------------------------------------------------
                                                          Mark R. Thresher
                                                          Senior Vice President - Chief Financial Officer
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EXHIBIT 99.1

MEDIA CONTACTS:
Bryan Haviland
Public Relations Officer
614 677-4297


INVESTOR CONTACTS:
Kevin G. O'Brien
VP - Investor Relations
614 677-5331


JUNE 4, 2003

       NATIONWIDE FINANCIAL SERVICES, INC. TO SEPARATE CHAIRMAN, CEO ROLES Move Designed to Strengthen Company's Corporate Governance Structure

COLUMBUS, OHIO -- To further strengthen its corporate governance structure, the Nationwide Financial Services, Inc. (NYSE: NFS) Board of Directors today announced that it has separated the roles of chairman and chief executive officer. As a result, Arden L. Shisler has been elected to a one-year term as Chairman of the Board. Shisler, 61, replaces W. G. Jurgensen, who had served in the dual role of chairman and chief executive officer of Nationwide Financial. Jurgensen will remain CEO.

Shisler has served as board chairman of Nationwide Mutual Insurance Company, the parent company of the Nationwide organization, since 1992. Nationwide owns 63.0 percent of the outstanding common shares of Nationwide Financial.

"Arden has been a member of the Nationwide Financial board since the company's inception, and this decision helps ensure both operational independence and integrity in our corporate governance structure," said Jurgensen.

Shisler is a consultant to and former owner of K&B Transport, Inc., a Dalton, Ohio transportation company. He is a former director of the National Cooperative Business Association in Washington, D.C., a former board member and vice president of the Ohio Farm Bureau Federation, and past president of the Ohio Agricultural Marketing Association.

Columbus-based Nationwide Financial is the holding company for the retirement savings operations of Nationwide. The major operating subsidiary of NFS is Nationwide Life Insurance Company, the country's 7th largest life insurer based on admitted assets. To obtain investor materials, including the Company's 2002 annual report, Form 10-K, and other corporate announcements, please visit our web site at WWW.NATIONWIDEFINANCIAL.COM.